UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 27, 2012
____________________________

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
 (Registrant’s telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2012, the Registrant’s Board of Directors approved and adopted a revised compensation plan for Scott Jarus, the Registrant’s Chief Executive Officer and Chairman, pursuant to which Mr. Jarus will receive an annual base salary of $250,000, an automobile allowance commensurate with other senior executives of $7,200 per year, participation in the Registrant’s Annual Incentive Plan – 2012 commensurate with his position as the Registrant’s Chief Executive Officer, and other general benefits made available to the Registrant’s senior executives.

On February 27, 2012, the Registrant’s Board of Directors also approved the Ironclad Performance Wear Annual Incentive Plan – 2012 (the “Plan”).  The Plan will serve as the Registrant’s mechanism for rewarding participants on the basis of how well such participants and the Registrant, as a whole, fare against performance goals.  All director-level and above employees are eligible to participate in the Plan, and all other employees will also benefit from exceptional business results of the Registrant, but will do so as a pool with individual awards allocated on a subjective basis.  Participants must be employed by the Registrant before October 1, 2012 and must be full-time employees of the Registrant on December 31, 2012.  Awards will be prorated based upon the number of months employed for participants whose employment with the Registrant begins in 2012.  The Plan year begins on January 1st and ends on December 31st.

The Plan is a two-part program, rewarding participants for individual performance and Registrant performance.  Individual performance is measured by achievement of annual objectives in concert with ongoing and expected job responsibilities.  Company performance goals are established as a result of the annual budgeting process, and specific tactical goals are established by the Chief Executive Officer and approved by the Registrant’s Board of Directors.  Company performance goals will be financial in nature, and will generally focus on net sales and net income before taxes, however additional financial metrics may be considered.

A copy of the Plan is being filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

10.1	Ironclad Performance Wear Annual Incentive Plan - 2012. †*

†  A management contract or compensatory plan or arrangement required to be filed as an exhibit to this Current Report.
* Confidential treatment has been requested with respect to certain portions of this exhibit.  Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: March 2, 2012	By:	/s/ Scott Jarus
Scott Jarus, Chief Executive Officer